Financial Instruments	12 Months Ended
Dec. 31, 2014
Fair Value Disclosure [Abstract]:
Financial Instruments [Text Block]

20. Financial Instruments:

(a) Interest rate risk: The Company's interest rates and loan repayment terms are described in Note 11.

(b) Concentration of credit risk: Financial instruments which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents, accounts receivable (included in current and non-current assets), investments in affiliates, equity securities, debt securities and derivative contracts (interest rate swaps and foreign currency contracts). The Company places its cash and cash equivalents, consisting mostly of deposits, with high credit rated financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions. The Company is exposed to credit risk in the event of non-performance by counterparties to derivative instruments; however, the Company limits its exposure by diversifying among counterparties with high credit ratings. The Company limits its credit risk with accounts receivable, investments in affiliates and equity and debt securities by performing ongoing credit evaluations of its customers', affiliates' and investees' financial condition and generally does not require collateral for its accounts receivable.

(c) Fair value: The carrying amounts reflected in the accompanying consolidated balance sheet of financial assets and accounts payable approximate their respective fair values due to the short maturity of these instruments. The fair value of long-term bank loans with variable interest rates approximate the recorded values, generally due to their variable interest rates. The fair value of the interest rate swap agreements and the foreign currency agreements discussed in Note 19 above are determined through Level 2 of the fair value hierarchy as defined in FASB guidance for Fair Value Measurements and are derived principally from or corroborated by observable market data, interest rates, yield curves and other items that allow value to be determined.

The fair value of the interest rate swap agreements discussed in Note 19(a) and (b) equates to the amount that would be paid by the Company to cancel the agreements. As at December 31, 2013 and 2014, the fair value of these interest rate swaps in aggregate amounted to a liability of $103,212 and $73,931, respectively.

The fair market value of the forward contracts discussed in note 19(c) determined through Level 2 of the fair value hierarchy as at December 31, 2013 and 2014, amounted to nil and a liability of $1,009, respectively.

The following tables summarize the hierarchy for determining and disclosing the fair value of assets and liabilities by valuation technique on a recurring basis as of the valuation date.

	December 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Interest rate swaps-liability position	(103,212)	-	(103,212)	-
Total	(103,212)	-	(103,212)	-

	December 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Recurring measurements:
Forward contracts-liability position	(1,009)	-	(1,009)	-
Interest rate swaps-liability position	(73,931)	-	(73,931)	-
Total	(74,940)	-	(74,940)	-